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                                                                   Exhibit 11(a)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

As independent public accountants, we hereby consent to the use of our report dated March 20, 1997, and to all references to our Firm included in or made a part of this Registration Statement on Form N-1A of Security Capital Employee REIT Fund Incorporated.

ARTHUR ANDERSEN LLP

Chicago, Illinois
April 17, 1997